UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 24, 2005

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2005, relating to the Morgan Stanley ABS Capital I Inc. Trust 2005-WMC1 Mortgage Pass-Through Certificates, Series 2005-WMC1)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                333-113543-25          13-3939229
          --------                -------------          ----------
(State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)            File Number)      Identification No.)

       1585 Broadway, New York, New York                        10036
   ----------------------------------------                   ---------
   (Address of principal executive offices)                   Zip Code)


Registrant's telephone number, including area code  (212) 761-4000


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2005-WMC1 Mortgage Pass-Through Certificates, Series 2005-WMC1. On February 24, 2005, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, WMC Mortgage Corporation, as responsible party, Wells Fargo Bank, National Association, as custodian, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2005-WMC1 Mortgage Pass-Through Certificates, Series 2005-WMC1 (the "Certificates"), issued in seventeen classes. The Class A-1mz, Class A-2a, Class A-2b, Class A-2c, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of February 24, 2005 of $688,209,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Countrywide Securities Corporation ("Countrywide") and Utendahl Capital Partners, L.P. (collectively with MS&Co. and Countrywide, the "Underwriters"), pursuant to an Underwriting Agreement dated as of February 18, 2005 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

            Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2005, by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, WMC Mortgage Corporation, as responsible party, Wells Fargo Bank, National Association, as custodian, and Deutsche Bank National Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 11, 2005                     MORGAN STANLEY ABS CAPITAL I INC.




                                          By:    /s/ Steven Shapiro
                                              ----------------------------------
                                              Name:  Steven Shapiro
                                              Title: Executive Director

                                INDEX TO EXHIBITS

Item  601(a)  of                                                    Paper (P) or
Regulation  S-K                                                      Electronic
Exhibit No.                  Description                                 (E)
-----------                  -----------                             ----------

4                            Pooling and Servicing Agreement,            (E)
                             dated as of February 1, 2005, by and
                             among the Company, as depositor,
                             Countrywide Home Loans Servicing LP,
                             as servicer, WMC Mortgage
                             Corporation, as responsible party,
                             Wells Fargo Bank, National Association,
                             as custodian, and Deutsche Bank
                             National Trust Company, as trustee.